ALLIANCE
                ------------------------------------------------
                                VARIABLE PRODUCTS
                ------------------------------------------------
                                   SERIES FUND
                ------------------------------------------------
                             WORLDWIDE PRIVATIZATION
                ------------------------------------------------
                                    PORTFOLIO
                ------------------------------------------------

                                  ANNUAL REPORT

                                DECEMBER 31, 2001

                          Investment Products Offered
                          ---------------------------
                          > Are Not FDIC Insured
                          > May Lose Value
                          > Are Not Bank Guaranteed
                          ---------------------------

WORLDWIDE PRIVATIZATION PORTFOLIO         Alliance Variable Products Series Fund
================================================================================

LETTER TO INVESTORS

February 12, 2002

Dear Investor:

We are pleased to provide you with an update of Alliance Variable Products Series Fund--Worldwide Privatization Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2001.

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation. The Portfolio invests principally in equity securities of companies that are undergoing, or have undergone, privatization. The Portfolio also invests in securities of companies that will benefit from the privatizations.

--------------------------------------------------------------------------------

INVESTMENT RESULTS

Listed below are the Portfolio's average annual total returns for the one-year, five-year and since inception periods ended December 31, 2001.

1 Year                                        -17.29%
5 Years                                         4.42%
Since Inception (9/94)                          7.11%

Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

During the six- and 12-month periods ended December 31, 2001, the Portfolio returned -7.73% and -17.29%, respectively. The Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) World (minus the U.S.) Index, posted returns of -7.80% and -21.20% during the respective reporting periods.

Over the 12-month period, the Portfolio significantly outperformed its benchmark. The strong investment result was driven by positive contributions from stock selection, predominantly in Europe and Asia, with holdings in energy and health care stocks particularly favorable. Asset allocation also impacted the relative performance in a positive manner, especially the Portfolio's overweight positions in Asian and Latin American equities and underweight position in Japanese equities.

The Portfolio also outperformed the MSCI World (minus the U.S.) Index over the six-month period. Stock selection in Europe was broadly neutral, while Asia was notably positive, particularly due to the Portfolio's overweight position in Korean financials. Japanese stock selection was moderately negative due to weak returns from telecommunications positions. Asset allocation positively impacted performance, driven by a relative high weight in emerging market equities and a low weight in Japan.

MARKET REVIEW

Overall, equity markets posted poor returns during the 12-month period under review on the back of a dramatic slowdown within the growth of the world's major economies and a marked deterioration in corporate profitability, as well as investment activity. Global monetary authorities responded in a coordinated manner and implemented massive interest rate cuts. The U.S. Federal Reserve (the "Fed") alone cut interest rates an unprecedented 11 times over the 12-month period, and the benchmark borrowing rate ended the year at 1.75%. The tragic events of September 11 led to liquidity injections by the Bank of Japan and rapid rate reductions by the European Central Bank, Bank of England and the Fed. Additionally, the Fed may approve a package of fiscal stimuli to further assist a recovery in the U.S. While this intervention has so far stabilized the global financial system and equity markets have responded positively from September year-lows, developed market returns still ended the year in negative territory.

Emerging markets notably outperformed developed markets despite major political and economic upheaval in Turkey and Argentina. Russia posted the best returns of all the world's exchanges, as investors gave the government credit for its policy progression.

At the sector level, defensively orientated sectors, such as consumer staples, utilities and health care, outperformed their more economically sensitive peers, such as consumer discretionary and industrials. The information technology and telecommunications sectors witnessed woeful returns as companies within these richly valued groups were de-rated as capital expenditure and activity levels plummeted. The energy sector was among the top performers, as oil prices were maintained at high levels for a large part of 2001.

Although privatization activity during the period under review was negatively impacted by the poor market environment and fell short of the previous year's $200 billion of transaction values, a number of significant deals were successfully completed. Europe and Asia led the deal-flow, and the Chinese government continued to make major progress in the execution of its privatization program.

WORLDWIDE PRIVATIZATION PORTFOLIO         Alliance Variable Products Series Fund
================================================================================

INVESTMENT OUTLOOK

In our opinion, the outlook for equity markets is positive going forward. We are increasingly hopeful that the recent monetary and fiscal stimulus combined with a correction in excess inventory and lower energy prices could lead to a long-awaited global economic recovery as the year progresses. Indeed, there is evidence from recent forward-looking economic data released in the U.S., Europe and Japan that supports this view.

Although equity valuations have started to discount a recovery in the global economy, we believe that, if activity does resume its growth path, the potential for higher corporate profitability followed by a further re-rating of equity valuations should result. Corporate earnings guidance certainly appears to have reached an inflexion point, and there has been a noteworthy reduction in downward revisions as companies have streamlined business plans.

We anticipate that the pace of privatization activity should accelerate as global economic activity revives. The established trend of privatization transactions broadening across new industry sectors is expected to persist. We also expect a number of countries that have previously not participated in the privatization process to do so, thus offering the Portfolio a wealth of future exciting investment opportunities.

We continue to emphasize diversification in the Portfolio, as the success of privatization gives us access to investment opportunities in new countries and an expanding number of industries. Currently, we own about 100 different issues with representation in over 30 countries and 35 different industries. Our aim is to provide a core international portfolio with exposure to this exciting area.

We appreciate your investment in Alliance Worldwide Privatization Portfolio and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ Mark Breedon

Mark Breedon
Vice President and Portfolio Manager

WORLDWIDE PRIVATIZATION PORTFOLIO         Alliance Variable Products Series Fund
================================================================================

PERFORMANCE UPDATE

Worldwide Privatization Portfolio: $16,477
MSCI World Index (minus the U.S.): $12,708

[The following was represented by a mountain chart in the printed material.]

                            Worldwide                       MSCI World Index
                     Privitization Portfolio                (minus the U.S.)
-------------------------------------------------------------------------------
     9/30/1994*             $10,000                            $10,000
     12/31/94               $10,100                            $ 9,886
     12/31/95               $11,198                            $11,050
     12/31/96               $13,271                            $11,845
     12/31/97               $14,697                            $12,148
     12/31/98               $16,289                            $14,470
     12/31/99               $25,871                            $18,561
     12/31/00               $19,922                            $16,118
     12/31/01               $16,477                            $12,708


      Past performance is no guarantee of future results.

      This chart illustrates the total value of an assumed $10,000 investment in the Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for the Portfolio. Performance results for the Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

      The Morgan Stanley Capital International World Index (minus the U.S.) (MSCI World) is an unmanaged, market capitalization-weighted index that measures the performance of stock markets in 21 countries outside the United States.

--------------------------------------------------------------------------------

* Month-end closest to Portfolio inception. Inception date for the Portfolio is 9/23/94.

WORLDWIDE PRIVATIZATION PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

--------------------------------------------------------------------------------
COMPANY                                    U.S. $ VALUE    PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
BNP Paribas, SA                           $   1,487,721            3.9%
--------------------------------------------------------------------------------
Sanofi-Synthelabo, SA                         1,301,676            3.4
--------------------------------------------------------------------------------
Japan Tobacco, Inc.                           1,209,068            3.2
--------------------------------------------------------------------------------
ING Groep NV                                  1,198,060            3.1
--------------------------------------------------------------------------------
Pharmacia Corp.                               1,121,695            2.9
--------------------------------------------------------------------------------
Vodafone Group Plc                            1,011,804            2.6
--------------------------------------------------------------------------------
NTT Docomo, Inc.                              1,010,915            2.6
--------------------------------------------------------------------------------
Nomura Securities Co., Ltd.                     974,582            2.5
--------------------------------------------------------------------------------
Interbrew                                       958,708            2.5
--------------------------------------------------------------------------------
CSL, Ltd.                                       922,431            2.4
                                          -------------           ----
--------------------------------------------------------------------------------
                                          $  11,196,660           29.1%
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION
December 31, 2001
================================================================================

--------------------------------------------------------------------------------
SECTOR                                    U.S. $ Value     PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
Aerospace & Defense                       $      88,520             0.3%
--------------------------------------------------------------------------------
Basic Industries                              3,243,442             8.4
--------------------------------------------------------------------------------
Capital Goods                                   164,040             0.4
--------------------------------------------------------------------------------
Consumer Services                             5,783,744            15.0
--------------------------------------------------------------------------------
Consumer Staples                              2,435,497             6.3
--------------------------------------------------------------------------------
Energy                                        4,358,607            11.3
--------------------------------------------------------------------------------
Finance                                       6,772,756            17.6
--------------------------------------------------------------------------------
Healthcare                                    3,666,243             9.5
--------------------------------------------------------------------------------
Multi Industry                                  431,289             1.1
--------------------------------------------------------------------------------
Technology                                    1,962,093             5.1
--------------------------------------------------------------------------------
Transportation                                2,711,815             7.1
--------------------------------------------------------------------------------
Utilities                                     4,930,909            12.8
                                          -------------           -----
--------------------------------------------------------------------------------
Total Investments*                           36,548,955            94.9
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities      1,954,220             5.1
                                          -------------           -----
--------------------------------------------------------------------------------
Net Assets                                $  38,503,175           100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*     Excludes short-term obligations.

WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

Company                             Shares       U.S. $ Value
-------------------------------------------------------------
COMMON & PREFERRED STOCKS-94.9%
AUSTRALIA-2.4%
CSL, Ltd. .....................      35,000    $      922,431
                                               --------------
AUSTRIA-0.6%
Flughafen Wien AG..............       8,000           213,636
                                               --------------
BELGIUM-2.5%
Interbrew......................      35,025           958,708
                                               --------------
BRAZIL-3.6%
Companhia Paranaense de
   Energia-Copel (ADR).........       3,000            23,550
Companhia Vale do
   Rio Doce (a)................       2,360                 0
   ADR.........................       2,000            47,220
Eletropaulo Metropolitana,
   SA pfd. ....................      10,000               337
Empresa Brasileira de
   Aeronautica, SA (Embraer)
   (ADR).......................       4,000            88,520
Gerdau Siderurg, SA pfd. ......  20,228,288           187,356
Itausa-Investimentos Itau,
   SA pfd. ....................     350,911           329,572
Metalurgica Gerdau, SA pfd. ...  23,720,086           356,238
Petroleo Brasileiro, SA (ADR)..      12,000           266,760
Tele Norte Leste Participacoes,
   SA (ADR)....................       5,000            78,150
                                               --------------
                                                    1,377,703
                                               --------------
CZECH REPUBLIC-0.6%
Komercni Banka AS (b)..........       7,500           217,263
                                               --------------
DENMARK-0.5%
Kobenhavns Lufthavne AS........       3,028           196,143
                                               --------------
EGYPT-0.2%
Eastern Company for Tobacco
   & Cigarettes................       8,040            71,578
                                               --------------
FINLAND-1.3%
Fortum Oyj.....................      87,500           369,969
TietoEnator Oyj................       4,700           124,465
                                               --------------
                                                      494,434
                                               --------------
FRANCE-10.1%
BNP Paribas, SA................      16,630         1,487,721
Pechiney, SA...................       8,400           432,933
Sanofi-Synthelabo, SA..........      17,450         1,301,676
STMicroelectronics NV..........       9,300           298,436
TotalFinaElf, SA...............       1,907           272,282
Wanadoo (b)....................      22,800           114,263
                                               --------------
                                                    3,907,311
                                               --------------
GERMANY-5.3%
Deutsche Lufthansa AG..........      20,200           266,659
Deutsche Post AG...............      47,667           636,037
Fraport AG (b).................      13,135           309,841
Stinnes AG.....................      40,100           838,833
                                               --------------
                                                    2,051,370
                                               --------------
GREECE-0.5%
Public Power Corp. (b).........      16,000           173,473
                                               --------------
HONG KONG-2.7%
China Mobile (Hong Kong),
   Ltd. (b)....................      53,000           186,573
China Petroleum & Chemical
   Co. Cl.H....................   1,411,000           193,616
China Unicom, Ltd. (b).........     168,000           185,284
Citic Pacific, Ltd. ...........     128,000           284,800
CNOOC, Ltd. ...................     191,000           180,033
                                               --------------
                                                    1,030,306
                                               --------------
HUNGARY-1.3%
Gedeon Richter Rt. ............       3,400           186,181
OTP Bank Rt. ..................       5,300           318,185
                                               --------------
                                                      504,366
                                               --------------
ITALY-5.2%
Acegas SpA (b).................      31,700           194,702
Enel SpA (b)...................      70,850           399,215
ENI SpA........................      52,507           658,087
Telecom Italia SpA.............      85,000           453,977
Tiscali SpA (b)................      34,686           314,315
                                               --------------
                                                    2,020,296
                                               --------------
JAPAN-10.5%
East Japan Railway Co. ........          42           202,931
Japan Tobacco, Inc. ...........         192         1,209,068
Nippon Telegraph & Telephone,
   Corp. ......................         136           443,264
Nomura Securities Co., Ltd. ...      76,000           974,582
NTT Docomo, Inc. ..............          86         1,010,915
West Japan Railway Co. ........          45           201,283
                                               --------------
                                                    4,042,043
                                               --------------
LITHUANIA-0.0%
Lietuvos Telekomas (GDR).......       5,921            17,615
                                               --------------
MEXICO-6.3%
America Movil, SA de CV
   Series L (ADR)..............      16,000           311,680
Grupo Aeroportuario
   del Sureste, SA de CV
   Series B (ADR) (b)..........       6,000            92,400
Grupo Financiero Bancomer,
   SA de CV (b)................     220,000           200,633
Grupo Financiero Banorte,
   SA de CV Cl.B (b)...........     399,000           836,262
Grupo Iusacell, SA de CV
   (ADR) (b)...................      37,000           146,890
Telefonos de Mexico, SA Cl.L
   (ADR).......................      12,000           420,240
Tubos de Acero de Mexico, SA
   (ADR).......................      46,000           411,240
                                               --------------
                                                    2,419,345
                                               --------------

WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

Company                             Shares       U.S. $ Value
-------------------------------------------------------------

NETHERLANDS-6.0%
Akzo Nobel NV..................      14,300    $      638,367
DSM NV.........................      12,224           446,238
ING Groep NV...................      46,994         1,198,060
United Pan Europe
   Communications NV (b).......      78,000            36,104
                                               --------------
                                                    2,318,769
                                               --------------
NORWAY-1.2%
Statoil ASA (b)................      28,528           195,449
Telenor AS.....................      65,600           282,085
                                               --------------
                                                      477,534
                                               --------------
PEOPLES REPUBLIC OF
   CHINA-1.2%
Aluminium Corp. of China,
   Ltd. (b)....................   1,064,000           185,572
Beijing Capital International
   Airport Co., Ltd. ..........   1,244,000           293,541
                                               --------------
                                                      479,113
                                               --------------
PERU-0.4%
Explosivos, SA Cl.C (a)........     152,870           146,489
                                               --------------
POLAND-0.7%
Polski Koncern Naftowy, SA
   (GDR).......................      26,900           258,240
                                               --------------
RUSSIA-1.6%
Mobile Telesystems (ADR).......      11,100           395,826
YUKOS (ADR)....................       2,800           219,520
                                               --------------
                                                      615,346
                                               --------------
SINGAPORE-1.5%
DBS Group Holdings, Ltd. ......      41,172           307,703
SIA Engineering Co., Ltd. .....     233,000           164,040
Singapore Airport Terminal
   Services, Ltd. .............     146,000           114,649
                                               --------------
                                                      586,392
                                               --------------
SOUTH AFRICA-1.4%
Iscor, Ltd. (b)................     152,100           143,921
Kumba Resources, Ltd. (b)......     152,100           394,357
                                               --------------
                                                      538,278
                                               --------------
SOUTH KOREA-4.0%
Kookmin Bank...................      13,208           502,681
   ADR.........................      10,285           400,094
SK Telecom Co., Ltd. ..........         820           167,948
   ADR.........................      22,600           488,612
                                               --------------
                                                    1,559,335
                                               --------------
SPAIN-4.1%
Aldeasa, SA....................      18,139           276,427
Indra Sistemas, SA.............      56,400           477,946
Repsol, SA.....................      19,740           287,822
Telefonica, SA (b).............      33,053           442,215
Terra Networks, SA (b).........      11,400            93,359
                                               --------------
                                                    1,577,769
                                               --------------
SWEDEN-1.3%
Eniro AB.......................      68,000           487,898
                                               --------------
SWITZERLAND-0.3%
Unique Zurich Airport..........       2,420           131,237
                                               --------------
TAIWAN-1.2%
Taiwan Semiconductor Co. ......     184,200           461,159
                                               --------------
THAILAND-0.9%
PTT Public Company, Ltd. (b)...     119,300            93,056
Ratchaburi Electricity
   Generating Holding Public
   Co., Ltd. (b)...............     772,300           268,026
                                               --------------
                                                      361,082
                                               --------------
TURKEY-1.0%
Dogan Yayin Holding AS.........  69,130,600           110,277
Turkcell Iletisim Hizmetleri
   AS .........................  30,818,000           264,305
                                               --------------
                                                      374,582
                                               --------------
UNITED KINGDOM-11.1%
BP Plc (ADR)...................      67,437           523,533
BT Group Plc (b)...............      81,000           297,927
Centrica Plc...................     111,000           358,245
Energis Plc (b)................      93,900            80,200
Lattice Group Plc..............     284,638           645,538
Mersey Docks & Harbor Co. .....      40,600           299,253
National Grid Group Plc........     133,100           828,183
PowerGen Plc...................      21,410           235,000
Vodafone Group Plc.............     387,189         1,011,804
                                               --------------
                                                    4,279,683
                                               --------------
UNITED STATES-3.3%
deCODE GENETICS, Inc. (b)......      13,700           134,260
Pharmacia Corp. ...............      26,300         1,121,695
                                               --------------
                                                    1,255,955
                                               --------------
VENEZUELA-0.1%
Compania Anonima Nacional
   Telefonos de Venezuela
   Cl.D (ADR)..................       1,571            22,073
                                               --------------
Total Common &
   Preferred Stocks
   (cost $41,469,583)..........                    36,548,955
                                               --------------

                                          Alliance Variable Products Series Fund
================================================================================

                                   Principal
                                    Amount
Company                              (000)       U.S. $ Value
-------------------------------------------------------------
SHORT-TERM INVESTMENT-6.1%
UNITED STATES-6.1%
TIME DEPOSIT
State Street Euro Dollar
   1.25%, 1/02/02
   (cost $2,352,000)...........      $2,352    $    2,352,000
                                               --------------
TOTAL INVESTMENTS-101.0%
   (cost $43,821,583)..........                    38,900,955
Other assets less
   liabilities-(1.0%)..........                      (397,780)
                                               --------------
NET ASSETS-100%................                $   38,503,175
                                               ==============

--------------------------------------------------------------------------------

(a)   Illiquid security valued at fair value (see Note A).

(b)   Non-income producing security.

      Glossary of Terms:

      ADR - American Depositary Receipt.

      GDR - Global Depositary Receipt.

      See Notes to Financial Statements.

WORLDWIDE PRIVATIZATION PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $43,821,583) ......................   $ 38,900,955(a)
   Cash ........................................................................            561
   Collateral held for securities loaned .......................................        313,500
   Receivable for capital stock sold ...........................................         90,131
   Dividends and interest receivable ...........................................         56,359
   Receivable due from Adviser .................................................            856
                                                                                   ------------
   Total assets ................................................................     39,362,362
                                                                                   ------------
LIABILITIES
   Payable for investment securities purchased .................................        400,410
   Payable for collateral received on securities loaned ........................        313,500
   Payable for capital stock redeemed ..........................................         96,515
   Accrued expenses ............................................................         48,762
                                                                                   ------------
   Total liabilities ...........................................................        859,187
                                                                                   ------------
NET ASSETS .....................................................................   $ 38,503,175
                                                                                   ============
COMPOSITION OF NET ASSETS
   Capital stock, at par .......................................................   $      3,160
   Additional paid-in capital ..................................................     47,137,816
   Undistributed net investment income .........................................        599,065
   Accumulated net realized loss on investment and foreign currency transactions     (4,316,059)
   Net unrealized depreciation of investments and foreign currency denominated
     assets and liabilities ....................................................     (4,920,807)
                                                                                   ------------
                                                                                   $ 38,503,175
                                                                                   ============
Class A Shares
   Net assets ..................................................................   $ 37,410,776
                                                                                   ============
   Shares of capital stock outstanding .........................................      3,070,271
                                                                                   ============
   Net asset value per share ...................................................   $      12.18
                                                                                   ============
Class B Shares
   Net assets ..................................................................   $  1,092,399
                                                                                   ============
   Shares of capital stock outstanding .........................................         89,766
                                                                                   ============
   Net asset value per share ...................................................   $      12.17
                                                                                   ============

--------------------------------------------------------------------------------

(a)   Includes securities on loan with a value of $299,625 (see Note F).

      See Notes to Financial Statements.

WORLDWIDE PRIVATIZATION PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2001              Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $130,201) ..   $  1,041,280
   Interest ...............................................         81,154
                                                              ------------
   Total investment income ................................      1,122,434
                                                              ------------
EXPENSES
   Advisory fee ...........................................        458,952
   Distribution fee - Class B .............................          1,867
   Custodian ..............................................        172,038
   Administrative .........................................         69,000
   Audit and legal ........................................         33,913
   Printing ...............................................         14,716
   Directors' fees ........................................          1,617
   Transfer agency ........................................            962
   Miscellaneous ..........................................          4,634
                                                              ------------
   Total expenses .........................................        757,699
   Less: expenses waived and reimbursed (see Note B) ......       (319,833)
                                                              ------------
   Net expenses ...........................................        437,866
                                                              ------------
   Net investment income ..................................        684,568
                                                              ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
   Net realized loss on investment transactions ...........     (4,247,752)
   Net realized loss on foreign currency transactions .....        (57,980)
   Net change in unrealized appreciation/depreciation of:
      Investments .........................................     (5,712,466)
      Foreign currency denominated assets and liabilities .           (876)
                                                              ------------
   Net loss on investment and foreign currency transactions    (10,019,074)
                                                              ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ................   $ (9,334,506)
                                                              ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

WORLDWIDE PRIVATIZATION PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                                             Year Ended             Year Ended
                                                                                             December 31,          December 31,
                                                                                                 2001                  2000
                                                                                          =================     =================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income............................................................      $         684,568     $         185,347
   Net realized gain (loss) on investment and foreign currency transactions.........             (4,305,732)            3,127,303
   Net change in unrealized appreciation/depreciation of investments and
     foreign currency denominated assets and liabilities............................             (5,713,342)          (20,455,149)
                                                                                          -----------------     -----------------
   Net decrease in net assets from operations.......................................             (9,334,506)          (17,142,499)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
      Class A.......................................................................                (98,462)             (393,186)
      Class B.......................................................................                 (1,045)                   -0-
   Net realized gain on investments
      Class A.......................................................................             (2,642,078)           (4,030,981)
      Class B.......................................................................                (32,360)                   -0-
CAPITAL STOCK TRANSACTIONS
   Net increase (decrease)..........................................................             (5,807,379)           13,926,944
                                                                                          -----------------     -----------------
   Total decrease...................................................................            (17,915,830)           (7,639,722)
NET ASSETS
   Beginning of period..............................................................             56,419,005            64,058,727
                                                                                          -----------------     -----------------
   End of period (including undistributed net investment income of
     $599,065 and $93,491, respectively)............................................      $      38,503,175     $      56,419,005
                                                                                          =================     =================

--------------------------------------------------------------------------------
See Notes to Financial Statements.

WORLDWIDE PRIVATIZATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The Worldwide Privatization Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek long-term capital appreciation. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each

WORLDWIDE PRIVATIZATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency transactions and distributions, resulted in a net decrease in undistributed net investment income and a corresponding decrease in accumulated net realized loss on investment and foreign currency transactions. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of 1% of the Portfolio's average daily net assets.

Pursuant to the advisory agreement, the Portfolio paid $69,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2001.

During the year ended December 31, 2001, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the year ended December 31, 2001, such waivers/reimbursements amounted to $319,833.

Brokerage commissions paid on investment transactions for the year ended December 31, 2001, amounted to $88,420, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc. (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $962 for the year ended December 31, 2001.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Plan for Class B shares pursuant to Rule 12B-1 under the Investment Company Act of 1940 (the "Plan"). Under the Plan, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2001, were as follows:

Purchases:
Stocks and debt obligations.............................     $      15,334,208
U.S. government and agencies............................                    -0-
Sales:
Stocks and debt obligations.............................     $      21,590,186
U.S. government and agencies............................                    -0-

At December 31, 2001, the cost of investments for federal income tax purposes was $43,887,015. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation...........................     $       4,847,271
Gross unrealized depreciation...........................            (9,743,331)
                                                             -----------------
Net unrealized depreciation.............................     $      (4,896,060)
                                                             =================

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

The Portfolio may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having an approximate value equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

At December 31, 2001, the Portfolio had no outstanding forward exchange currency contracts.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writ-

WORLDWIDE PRIVATIZATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(Continued)                               Alliance Variable Products Series Fund
================================================================================

ing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the year ended December 31, 2001.

--------------------------------------------------------------------------------

NOTE E: Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2001 and December 31, 2000 were as follows:

                                                2001              2000
                                           ===============    ==============

Distributions paid from:
   Ordinary income......................   $       179,389    $    3,089,318
   Net long-term capital gains..........         2,594,556         1,334,849
                                           ---------------    --------------
Total taxable distributions.............         2,773,945         4,424,167
                                           ---------------    --------------
Total distributions paid................   $     2,773,945    $    4,424,167
                                           ===============    ==============

As of December 31, 2001, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                 $      627,088
                                                              --------------
Accumulated earnings..................................               627,088
Accumulated capital and other losses..................            (4,278,650)(a)
Unrealized appreciation/(depreciation)................            (4,986,239)(b)
                                                              --------------
Total accumulated earnings/(deficit)..................        $   (8,637,801)
                                                              ==============

(a) On December 31, 2001, the Portfolio had a net capital loss carryforward of $2,142,659 which will expire on December 31, 2009. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2001, the Portfolio deferred to January 1, 2002, post October capital and foreign currency losses of $2,107,967 and $28,024, respectively.

(b) The difference between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------

NOTE F: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS/Paine Webber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. UBS/Paine Webber will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2001, the Portfolio had loaned securities with a value of $299,625 and received cash collateral of $313,500. For the year ended December 31, 2001, the Portfolio received fee income of $2,902 which is included in interest income in the accompanying statement of operations.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE G: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                             =======================================      =======================================
                                                              SHARES                                      AMOUNT
                                             =======================================      =======================================
                                                 Year Ended            Year Ended            Year Ended            Year Ended
                                                December 31,          December 31,          December 31,          December 31,
                                                    2001                  2000                  2001                  2000
                                             =================     =================      =================     =================
Class A
Shares sold.............................               720,843               997,476      $       9,069,883     $      19,865,475
Shares issued in reinvestment of
   dividends and distributions..........               203,455               232,606              2,740,540             4,424,167
Shares redeemed.........................            (1,446,325)             (584,135)           (18,468,744)          (10,623,454)
                                             -----------------     -----------------      -----------------     -----------------
Net increase (decrease).................              (522,027)              645,947      $      (6,658,321)    $      13,666,188
                                             =================     =================      =================     =================

                                                 Year Ended         July 5, 2000* to         Year Ended         July 5, 2000* to
                                                December 31,          December 31,          December 31,          December 31,
                                                    2001                  2000                  2001                  2000
                                             =================     =================      =================     =================
Class B
Shares sold.............................             2,000,183                17,087      $      24,741,691     $         290,463
Shares issued in reinvestment of
   dividends and distributions..........                 2,482                    -0-                33,405                    -0-
Shares redeemed.........................            (1,928,134)               (1,852)           (23,924,154)              (29,707)
                                             -----------------     -----------------      -----------------     -----------------
Net increase............................                74,531                15,235      $         850,942     $         260,756
                                             =================     =================      =================     =================

--------------------------------------------------------------------------------

NOTE H: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE I: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2001.

--------------------------------------------------------------------------------

*     Commencement of distribution.

WORLDWIDE PRIVATIZATION PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                        ======================================================================
                                                                                       CLASS A
                                                        ======================================================================
                                                                                Year Ended December 31,
                                                        ======================================================================
                                                           2001           2000           1999           1998           1997
                                                        ==========     ==========     ==========     ==========     ==========
Net asset value, beginning of period ................   $    15.64     $    21.74     $    14.81     $    14.20     $    13.13
                                                        ----------     ----------     ----------     ----------     ----------
Income From Investment Operations
Net investment income (a)(b) ........................          .20            .05            .15            .26            .25
Net realized and unrealized gain (loss) on investment
   and foreign currency transactions ................        (2.82)         (4.81)          8.00           1.29           1.17
                                                        ----------     ----------     ----------     ----------     ----------
Net increase (decrease) in net asset value
   from operations ..................................        (2.62)         (4.76)          8.15           1.55           1.42
                                                        ----------     ----------     ----------     ----------     ----------
Less: Dividends and Distributions
Dividends from net investment income ................         (.03)          (.12)          (.31)          (.20)          (.16)
Distributions from net realized gain on investments .         (.81)         (1.22)          (.91)          (.74)          (.19)
                                                        ----------     ----------     ----------     ----------     ----------
Total dividends and distributions ...................         (.84)         (1.34)         (1.22)          (.94)          (.35)
                                                        ----------     ----------     ----------     ----------     ----------
Net asset value, end of period ......................   $    12.18     $    15.64     $    21.74     $    14.81     $    14.20
                                                        ==========     ==========     ==========     ==========     ==========
Total Return
Total investment return based on net asset value (c)        (17.29)%       (23.00)%        58.83%         10.83%         10.75%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...........   $   37,411     $   56,181     $   64,059     $   46,268     $   41,818
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements ......          .95%           .95%           .95%           .95%           .95%
   Expenses, before waivers and reimbursements ......         1.65%          1.43%          1.46%          1.70%          1.55%
   Net investment income (a) ........................         1.50%           .29%           .93%          1.74%          1.76%
Portfolio turnover rate .............................           35%            65%            54%            92%            58%

--------------------------------------------------------------------------------

See footnote summary on page 17.

                                          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                     =============================
                                                                                                CLASS B
                                                                                     =============================
                                                                                                    July 5, 2000(d)
                                                                                      Year Ended          to
                                                                                     December 31,     December 31,
                                                                                         2001             2000
                                                                                     ============     ============
Net asset value, beginning of period ...........................................      $   15.62        $   19.09
                                                                                      ---------        ---------
Income From Investment Operations
Net investment income (loss) (a)(b) ............................................            .10             (.04)
Net realized and unrealized loss on investment and foreign currency transactions          (2.71)           (3.43)
                                                                                      ---------        ---------
Net decrease in net asset value from operations ................................          (2.61)           (3.47)
                                                                                      ---------        ---------
Less: Dividends and Distributions
Dividends from net investment income ...........................................           (.03)             -0-
Distributions from net realized gain on investments ............................           (.81)             -0-
                                                                                      ---------        ---------
Total dividends and distributions ..............................................           (.84)             -0-
                                                                                      ---------        ---------
Net asset value, end of period .................................................      $   12.17        $   15.62
                                                                                      =========        =========
Total Return
Total investment return based on net asset value (c) ...........................         (17.28)%         (18.43)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ......................................      $   1,092        $     238
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .................................           1.19%            1.20%(e)
   Expenses, before waivers and reimbursements .................................           1.93%            1.80%(e)
   Net investment income (loss) (a) ............................................            .80%            (.26)%(e)
Portfolio turnover rate ........................................................             35%              65%

--------------------------------------------------------------------------------

(a)   Net of expenses reimbursed or waived by the Adviser.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d)   Commencement of distribution.

(e)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
Worldwide Privatization Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Worldwide Privatization Portfolio (the "Portfolio"), (one of the portfolios constituting the Alliance Variable Products Series Fund, Inc.) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Worldwide Privatization Portfolio of the Alliance Variable Products Series Fund, Inc. at December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                        /s/ Ernst & Young LLP

New York, New York
February 12, 2002

FEDERAL INCOME TAX INFORMATION (unaudited)
================================================================================

The Portfolio hereby designated $2,594,556 as long-term capital gain distributions during the taxable year ended December 31, 2001.

WORLDWIDE PRIVATIZATION PORTFOLIO         Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.

WORLDWIDE PRIVATIZATION PORTFOLIO         Alliance Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                       PORTFOLIOS
                                                                                         IN FUND              OTHER
       NAME, ADDRESS,                              PRINCIPAL                             COMPLEX          DIRECTORSHIPS
       AGE OF DIRECTOR                           OCCUPATION(S)                         OVERSEEN BY           HELD BY
     (YEARS OF SERVICE*)                      DURING PAST 5 YEARS                       DIRECTOR            DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,** 56,                 President, Chief Operating Officer and                113                None
1345 Avenue of the Americas,          a Director of ACMC, with which he has
New York, NY 10105 (12)               been associated since prior to 1997.

DISINTERESTED DIRECTORS

Ruth Block,#+ 71,                     Formerly an Executive Vice President and              88            Ecolab Incorp.;
P.O. Box 4623,                        the Chief Insurance Officer of the Equitable                        BP Amoco Corp.
Stamford, CT 06903 (10)               Life Assurance Society of the United States;
                                      Chairman and Chief Executive Officer
                                      of Evlico; a Director of Avon, Tandem
                                      Financial Group and Donaldson, Lufkin
                                      & Jenrette Securities Corporation. She is
                                      currently a Director of Ecolab Incorporated
                                      (specialty chemicals) and BP Amoco
                                      Corporation (oil and gas).

David H. Dievler,#+ 72,               Independent consultant. Until December 1994,          94                 None
P.O. Box 167,                         Senior Vice President of ACMC responsible
Spring Lake, New Jersey               for mutual fund administration. Prior to joining
07762 (12)                            ACMC in 1984, Chief Financial Officer of
                                      Eberstadt Asset Management since 1968. Prior
                                      to that, Senior Manager at Price Waterhouse
                                      & Co. Member of American Institute of
                                      Certified Public Accountants since 1953.

John H. Dobkin,#+ 59,                 Consultant. Currently, President of the Board         91                 None
P.O. Box 12,                          of Save Venice, Inc. (preservation organization).
Annandale, New York                   Formerly a Senior Advisor from June 1999-
12504 (10)                            June 2000 and President from December 1989-
                                      May 1999 of Historic Hudson Valley
                                      (historic preservation). Previously,
                                      Director of the National Academy of
                                      Design. During 1988-92, Director and
                                      Chairman of the Audit Committee of ACMC.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

WORLDWIDE PRIVATIZATION PORTFOLIO         Alliance Variable Products Series Fund
================================================================================

                                                                                       PORTFOLIOS
                                                                                         IN FUND              OTHER
       NAME, ADDRESS,                              PRINCIPAL                             COMPLEX          DIRECTORSHIPS
       AGE OF DIRECTOR                           OCCUPATION(S)                         OVERSEEN BY           HELD BY
     (YEARS OF SERVICE*)                      DURING PAST 5 YEARS                       DIRECTOR            DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

William H. Foulk, Jr.,#+ 69,          Investment Adviser and an independent                 110                None
Room 100,                             consultant. Formerly Senior Manager of
2 Greenwich Plaza,                    Barrett Associates, Inc., a registered
Greenwich, Connecticut                investment adviser, with which he had been
06830 (12)                            associated since prior to 1997. Formerly
                                      Deputy Comptroller of the State of New
                                      York and, prior thereto, Chief Investment
                                      Officer of the New York Bank for Savings.

Clifford L. Michel,#+ 62,             Senior Counsel of the law firm of Cahill              91             Placer Dome, Inc.
St. Bernard's Road,                   Gordon & Reindel, with which he has been
Gladstone, New Jersey                 associated since prior to 1997. President
07934 (10)                            and Chief Executive Officer of Wenonah
                                      Development Company (investments) and
                                      a Director of Placer Dome, Inc. (mining)

Donald J. Robinson,#+ 67,             Senior Counsel of the law firm of Orrick,             103                None
98 Hell's Peak Road,                  Herrington & Sutcliffe LLP since January 1997.
Weston, Vermont 05161 (6)             Formerly a senior partner and a member of
                                      the Executive Committee of that firm. Member
                                      of the Municipal Securities Rulemaking
                                      Board and a Trustee of the Museum of the
                                      City of New York.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Fund's Directors.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

WORLDWIDE PRIVATIZATION PORTFOLIO         Alliance Variable Products Series Fund
================================================================================

     NAME, ADDRESS*                  POSITION(S)                       PRINCIPAL OCCUPATION
        AND AGE                    HELD WITH FUND                      DURING PAST 5 YEARS**
-----------------------------------------------------------------------------------------------------------
John D. Carifa, 56               Chairman & President      See biography above.

Kathleen A. Corbet, 42           Senior Vice               Executive Vice President of ACMC, with which she
                                 President                 has been associated since prior to 1997.

Alfred L. Harrison, 64           Senior Vice               Vice Chairman of ACMC, with which he has been
                                 President                 associated since prior to 1997.

Wayne D. Lyski, 60               Senior Vice               Executive Vice President of ACMC, with which he
                                 President                 has been associated with since prior to 1997.

Mark H. Breedon, 49              Vice President            Vice President of ACMC and a Director and Vice
                                                           President of Alliance Capital Limited ("ACL")
                                                           since prior to 1997.

Edmund P. Bergan, Jr., 51        Secretary                 Senior Vice President and the General Counsel of
                                                           Alliance Fund Distributors, Inc. (AFD) and
                                                           Alliance Global Investor Services Inc. ("AGIS"),
                                                           with which he has been associated since prior to
                                                           1997.

Mark D. Gersten, 51              Treasurer and Chief       Senior Vice President of AGIS, with which he
                                 Financial Officer         has been associated since prior to 1997.

Thomas R. Manley, 50             Controller                Vice President of ACMC, with which he has been
                                                           associated

--------------------------------------------------------------------------------

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, ACL, and AGIS are affiliates of the Fund.

      The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.

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